Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.26

DATED AUGUST 23, 2010

INTERNATIONAL LEASE FINANCE CORPORATION,

AS ASSIGNOR

MACQUARIE AEROSPACE IRELAND LIMITED,

AS ASSIGNEE

AND

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A.P.I. DE C.V.

(SUCCESSOR TO CONCESIONARIA VUELA

COMPANIA DE AVIACION, S.A. DE C.V.),

AS LESSEE

ASSIGNMENT, ASSUMPTION AND AMENDMENT

AGREEMENT

RELATING TO ONE (1) AIRBUS A319-100 AIRCRAFT

MANUFACTURER’S SERIAL NUMBER 3590,

FAA REGISTRATION MARK N504VL

[COUNTERPART NO. [            ] OF [            ] SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.]

- i -

ANNEX 9 Form of Letter of Quiet Enjoyment
ANNEX 10 Assignor and Lessee Representations and Warranties
ANNEX 11 Form of Guarantee
ANNEX 12 Form of Assumption Agreement

- ii -

THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this “Agreement”), is entered into as of August 23, 2010, by and among (1) INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (“Assignor”), (2) MACQUARIE AEROSPACE IRELAND LIMITED, a company organized under the laws of Ireland (“Assignee”), and (3) CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A.P.I. DE C.V. (successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.), a company organized under the laws of Mexico (“Lessee”).

PRELIMINARY STATEMENTS:

WHEREAS, Assignor and Lessee have entered into an Aircraft Lease Agreement, dated as of March 9, 2007 (as amended and supplemented by Side Letter #1 to Aircraft Lease Agreement described as item 3 on Annex 1 hereto, the “Lease”), pursuant to which Assignor has leased to Lessee one (1) Airbus A319-100 (shown on the international registry as AIRBUS model A319) aircraft bearing manufacturer’s serial number 3590 and FAA registration mark N504VL together with two (2) IAE International Aero Engines AG model IAE V2524-A5 (shown on the international registry as INTERNATIONAL AERO ENGINES model V2500-A5) engines bearing manufacturer’s serial numbers V13000 and V13002, respectively (each of which has 550 or more rated take-off horsepower) (collectively and as more fully described in the Lease, the “Aircraft”), as more fully described in Annex 7 hereto.

WHEREAS, International Lease Finance Corporation (“Seller”) has agreed, among other things, to sell the Aircraft or cause its affiliate to sell the Aircraft to Macquarie Aerospace Limited (“Buyer”) or Buyer’s designee subject to the Lease and Buyer has agreed to purchase or cause its designee to purchase the Aircraft from Seller or Seller’s affiliate pursuant to an Aircraft Sale Agreement dated as of April 13, 2010 between Seller and Buyer (the “Sale Agreement”).

WHEREAS, Buyer has designated Wells Fargo Bank Northwest, N.A., not in its individual capacity, but solely as owner trustee under MSN 3590 Trust (“New Owner”) to purchase the Aircraft in accordance with the Sale Agreement and will cause New Owner to lease the Aircraft to Assignee pursuant to a head lease agreement.

WHEREAS, concurrently with the sale of the Aircraft to New Owner, Assignor will, subject to the terms and conditions of this Agreement, assign to Assignee all of its rights, obligations and interest to and under the Lease and all other agreements (including all Operative Documents as such term is defined in the Lease) described on Annex 1 hereto and delivered in connection with, or relating to, the leasing of the Aircraft and that affect the rights or obligations of the “LESSOR” or “LESSEE” thereunder as of or after the Effective Time (as defined below) (the “Lease Documents”), subject to the rights of Lessee (as more fully described in Section 3(a) below and collectively with the other assignments, assumptions, releases and covenants in Section 3, the “Assignment”).

WHEREAS, Assignor, Assignee and Lessee have agreed to enter into this Agreement in order to, among other things, (i) effect the Assignment, (ii) evidence Lessee’s acknowledgment of, and consent to, the Assignment and (iii) amend certain provisions of the Lease Documents.

NOW, THEREFOR, in consideration of and subject to the mutual covenants, terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

Section 1. Defined Terms. Any and all initially capitalized terms used herein (including the Annexes hereto) and not otherwise defined herein shall have the meanings assigned thereto in the Lease.

Section 2. Effectiveness. Subject to satisfaction of or waiver by Lessee (in its sole discretion) of the conditions precedent set forth in Annex 5 hereto, the Assignment, the amendment to the Lease Documents described herein and in Annex 2 hereto and Lessee’s consent in Section 4 will take effect as of the time of the transfer of title to the Aircraft by Assignor to New Owner (the “Effective Time”), as evidenced by a Confirmation of Effective Time substantially in the form of Annex 3 hereto to be delivered to and acknowledged by Lessee from Assignor and Assignee at or promptly after the Effective Time (a “Confirmation”). Lessee agrees to countersign and deliver to Assignor and Assignee a copy of such Confirmation promptly upon receipt thereof.

Section 3. Assignment, Assumption and Release.

(a) Assignment.

(i) Effective as of the Effective Time, Assignor hereby assigns, conveys, transfers and sets over to Assignee except as may be otherwise expressly specified in the following sentence all of Assignor’s rights and obligations and Assignor’s interest in, to and under the Lease Documents, arising on and after the Effective Time, subject to the rights of Lessee under the Lease Documents. Notwithstanding any other term or agreement in this Agreement:

(x) Assignor is not assigning its rights and obligations under Article 6.4 of the Lease.

(y) Assignor shall continue to be responsible to perform the obligations of “LESSOR” under Article 6.4 of the Lease and in respect of any other obligation arising in connection with any other right retained by Assignor in accordance with the provisions hereof (those portions of the Lease Documents assigned under this Section 3(a)(i), hereinafter the “Assigned Lease Documents”).

(ii) Effective as of the Effective Time, Lessee, Assignor and Assignee hereby agree that, except with respect to the matters set forth in Section 3(a)(i)(x) above, Assignor shall have no further rights and obligations under the Assigned Lease Documents, except that the disclaimers and indemnities contained in Articles 8 (Disclaimers and Waivers) and 17 (Indemnities) of the Lease and any other provisions of the Lease Documents which are expressly stated to survive the expiration or termination of the leasing of the Aircraft under the Lease shall continue in full force and effect for the benefit of Assignor in addition to the Assignee in accordance with the provisions of the Lease. Notwithstanding the above, Assignor and Lessee shall have the same rights and remedies against each other as each would have had under the Lease in respect of any rights and obligations arising, losses, liabilities or claims suffered or incurred or brought against or payments due to each other in respect of or attributable to the period prior to the Effective Time as if the Assignor had remained the “LESSOR” under the Lease.

(b) Assumption.

(i) Effective as of the Effective Time, Assignee hereby accepts and assumes all of Assignor’s rights and obligations assigned, conveyed, transferred and set over by Assignor pursuant to Section 3(a).

(ii) Assignee warrants, covenants and agrees with Lessee that on and after the Effective Time, Assignee will perform all obligations to be performed by Lessor under the Assigned Lease Documents that arise on or after the Effective Time and will be bound by all of the terms thereof.

(iii) Any reference to the rights of “LESSOR” under the Lease in connection with the right of “LESSOR” to assign such rights, shall include any “associated rights”, as defined in The Convention on International Interests in Mobile Equipment and the Protocol thereto on Matters Specific to Aircraft Equipment (the “Cape Town Convention”) in effect at the Effective Time of the Assignee in, and to, this Agreement and the Lease. Any such associated rights may consist of any of Assignee’s rights to procure payment or other performance by Lessee (as “debtor” under the Cape Town Convention) under this Agreement, the Lease and/or any other operative document associated with the Lease.

(c) Retained Obligations and Release. Subject to the terms of this Agreement including without limitation Sections 2 and 3(a) and except as otherwise provided therein, effective as of the Effective Time, Lessee hereby releases Assignor from any obligations of “LESSOR” under the Assigned Lease Documents which arise on or after the Effective Time including but not limited to any obligations with respect to the return to Lessee of any Security Deposit or the reimbursement of any Reserves, all of which obligations in respect of such Security Deposits and Reserves having been assumed by New Owner and Assignee.

Section 4. Lessee Consent and Agreement. Subject to the provisions hereof, and Lessee’s rights hereunder and under the Lease, Lessee hereby acknowledges and consents to the Assignment and to Assignor’s assignment to New Owner of all of Assignor’s reversionary rights and interest in the manufacturer warranties that were assigned to Lessee by Assignor pursuant to the Lease Documents and agrees that Assignee will be obligated to fulfill all of the obligations of Lessor under the Assigned Lease Documents which arise on and after the Effective Time and that and until otherwise notified in writing Lessee will perform for the benefit of Assignee all of Lessee’s obligations under the Assigned Lease Documents which arise on and after the Effective Time, save for its obligations in respect of any rights expressly retained by Assignor hereunder.

Section 5. Payments to Assignee. Lessee and Assignee hereby agree that on and after the Effective Time all Rent, Reserves, Security Deposits and other payments due from Lessee to Lessor under the Lease will be made by wire transfer to the bank account of Assignee described in Annex 2 hereto or to such other account in the United States or Ireland (unless otherwise agreed by Lessee), notified to Lessee pursuant to Section 16 (Notices) below.

Section 6. Payments to Assignor. Lessee and Assignee hereby agree that as of the Effective Time all Rent, Reserves, Security Deposits and other payments paid to Assignor in accordance with the Lease prior to the Effective Time shall be deemed to have been paid for all purposes under the Lease and the Reserves and Security Deposit shall be deemed to have been received by Assignee and Assignee covenants and agrees that it shall hold, apply, retain and reimburse the Reserves and Security Deposit or cause to be held, applied, released and reimbursed the Reserves and Security Deposit strictly in accordance with all relevant provisions of the Lease.

Section 7. Insurance. From and after the Effective Time and until otherwise notified in writing, Lessee will cause:

(a) New Owner to be named as loss payee for the Agreed Value under the hull insurances required to be maintained by Lessee under the Lease;

(b) Servicer (as defined in Section 14 below), New Owner, Sub-Servicer, Macquarie Bank Limited and the Persons providing financing to New Owner and their agents and security trustees identified on Annex 4 hereto and each of their respective successors and permitted assigns and each of their respective shareholders, directors, officers, agents, employees and, in the case of a trustee or security trustee, the institution acting as such in its individual capacity to be named as additional insureds under Lessee’s aviation and general third party liability insurance maintained by Lessee under the Lease;

(c) continue to name Assignor and each of its respective successors and permitted assigns and each of their respective shareholders, directors, officers, agents, employees and, in the case of a trustee or security trustee, the institution acting as such in its individual capacity as an additional insured under the third party liability insurances until the earlier to occur of the second anniversary of the Effective Time; and

(d) each of the agreements described on Annex 4 hereto to be identified as “contracts” with respect to the insurances required under the Lease and this Section 7.

Section 8. Identification Plates. Lessee will as soon as is reasonably practical after the Effective Time, prepare at Assignee’s expense new identification plates for the Aircraft bearing the legends set forth in Annex 2 hereto, remove the existing identification plates and install the replacement identification plates on the Aircraft.

Section 9. Quiet Enjoyment. So long as no Default or Event of Default has occurred and is continuing, from and after the Effective Time, Assignee hereby agrees that neither it nor any person lawfully claiming through it will interfere with or otherwise disturb Lessee’s quiet, peaceful use, possession and enjoyment of the Aircraft.

Section 10. Post Effective Time. Assignor, Assignee and Lessee hereby agree that with effect on and from the Effective Time, the Lease shall be amended as set forth in Annex 2 hereto. Except as set out in this Agreement, the Lease shall remain unmodified and in full force and effect.

Section 11. Cooperation.

(a) The parties hereby agree to cooperate with one another in order to close the Assignment at a convenient time when the Aircraft is in a jurisdiction reasonably acceptable to Assignee, Assignor and Lessee on one of Lessee’s regular routes. Provided that Assignor notifies Lessee in writing of the proposed date of the Assignment a minimum of three (3) Business Days prior to such date, Lessee will provide Assignor notice of the scheduled route of the Aircraft for such date.

(b) Lessee agrees to provide promptly, but in any event, prior to the Effective Time, the following in the English language and in form and substance reasonably satisfactory to Assignor and Assignee:

(i) unless covered by the documents provided at Delivery, to Assignor and Assignee, an incumbency certificate or power of attorney or equivalent corporate authority, as the case may be, of Lessee naming the person or persons authorized to execute this Agreement and the documents delivered in connection therewith;

(ii) to Assignor and Assignee, an insurance certificate and, if applicable, broker’s letter of undertaking confirming that the insurances required under the Lease and under Section 7 of this Agreement are in effect;

(iii) to Assignee, an executed Assumption Agreement substantially in the form of Annex 12 hereto; and

(iv) to Assignor and Assignee written confirmation, signed by Lessee, specifying the location of the Aircraft at the Effective Time.

(c) Subject to the provisions hereof and Lessee’s rights hereunder and under the Lease, Lessee hereby agrees to perform and do all such other and further acts and things and execute and deliver any and all such other instruments (including any notification to the Aviation Authority of changes in the ownership structure of the Aircraft) as Assignee may reasonably require to reflect the change in the identity of the owner and lessor of the Aircraft as contemplated by this Agreement and to perfect or protect the interests of Assignee, New Owner, LESSOR’s Lender (as defined in the Lease) and any other interest holder, and for the purpose of carrying out the intent of and giving Assignee full benefit of the Assignment including, but not limited to consenting electronically, at Assignee’s expense to a registration by Assignee of the international interest created by this Agreement pursuant to the Cape Town Convention on the international registry established pursuant to the Cape Town Convention.

(d) Assignee shall pay or reimburse Lessee for its reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) in preparing, reviewing, negotiating and executing documents required by Lessor and Assignee or performing any other obligations under Article 24 of the Lease. As between Assignor and Assignee, nothing in this clause (d) shall modify the agreement of Seller and Buyer under Section 8.1(b) of the Sale Agreement.

(e) Upon return to Lessee of either the deregistration power of attorney provided to Assignor, marked “cancelled”, or a facsimile copy of the same, Lessee shall deliver to Assignee a replacement deregistration power of attorney in the form previously provided to Assignor pursuant to the Lease; provided that in the event that a facsimile copy is provided, Assignor shall deliver to Lessee the original copy, marked “cancelled”, via international express courier within seven (7) Business Days after the Closing Date.

Section 12. Representations and Warranties.

(a) Lessee Representations. Lessee represents and warrants to Assignor and Assignee as of the Effective Time the following:

(i) Lessee is duly organized in the manner set forth in the first paragraph of this Agreement, is validly existing under the laws of its jurisdiction of its organization;

(ii) the transactions contemplated hereby and the execution, delivery and performance of this Agreement by Lessee (x) have been duly authorized by all necessary corporate action of Lessee and (y) do not and will not violate the charter, certificate of incorporation, by laws or other organizational instruments, any applicable law, rule or regulation or any provision in any existing agreement binding on it;

(iii) this Agreement constitutes a valid, binding and enforceable agreement of Lessee except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditor’s rights; and

(iv) all authorizations, consents, registrations and notifications required to be obtained by Lessee in connection with the entry into, performance, validity and enforceability of this Agreement and the transactions contemplated by this Agreement, have been obtained or effected (as appropriate) and are in full force and effect.

(b) Assignor Representations. Assignor hereby represents and warrants to Lessee and Assignee as of the Effective Time the following:

(i) Assignor is duly organized in the manner set forth in the first paragraph of this Agreement, is validly existing and in good standing under the laws of the jurisdiction of its organization;

(ii) the transactions contemplated hereby and the execution, delivery and performance of this Agreement by Assignor (x) have been duly authorized by all necessary corporate action of Assignor and (y) do not and will not violate the articles of incorporation, by laws or other organizational instruments of Assignor, any applicable law, rule or regulation or any provision in any existing agreement binding on Assignor;

(iii) this Agreement constitutes a valid, binding and enforceable agreement of Assignor except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditor’s rights; and

(iv) all authorizations, consents, registrations and notifications required to be obtained by Assignor in connection with the entry into, performance, validity and enforceability of this Agreement and the transactions contemplated by this Agreement, have been obtained or effected (as appropriate) and are in full force and effect.

(c) Assignee Representations. Assignee represents and warrants to Lessee and Assignor as of the Effective Time the following:

(i) Assignee is duly organized in the manner set forth in the first paragraph of this Agreement, is validly existing under the laws of the jurisdiction of its organization;

(ii) the transactions contemplated hereby and the execution, delivery and performance of this Agreement by Assignee (x) have been duly authorized by all necessary corporate action of Assignee and (y) do not and will not violate the articles of incorporation, by-laws or other organizational instruments of Assignee, any applicable law, rule or regulation or any provision in any existing agreement binding on Assignee;

(iii) this Agreement constitutes a valid, binding and enforceable agreement of Assignee except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditor’s rights;

(iv) all authorizations, consents, registrations and notifications required to be obtained by Assignee in connection with the entry into, performance, validity and enforceability of this Agreement and the transactions contemplated by this Agreement, have been obtained or effected (as appropriate) and are in full force and effect;

(v) the assignment and assumption contemplated hereby is in conformity with and subject to the provisions of Article 24 of the Lease and will not result in any increase in or to or the imposition of additional obligations or liabilities that are not de minimis;

(vi) Macquarie Aerospace Limited is the sole beneficiary of the MSN 3590 Trust; and

(vii) Assignee is an Irish tax resident.

(d) Assignee Covenant. Assignee covenants that so long as no Event of Default has occurred and is continuing, it will not permit New Owner to take or omit to take any action which would jeopardize the registration of the Aircraft on the FAA registry.

Section 13. Lease Acknowledgments, Representations and Warranties.

(a) Assignor, Assignee and Lessee hereby make the acknowledgments set forth on Annex 10.

(b) Each of Lessee and, unless otherwise stated, Assignor hereby makes the following representations and warranties as of the date hereof (unless otherwise noted):

(i) the Lease Documents are all described on Annex 1 hereto and such, together with this Agreement, constitute the entire agreement of Lessee and Assignor with respect to the leasing of the Aircraft;

(ii) the Lease is in full force and effect, and has not been modified or amended by any agreement between Assignor and Lessee which is currently in effect except to the extent set forth in the Lease Documents and, without waiver of or prejudice to Lessee’s rights under the Lease, Lessee has not exercised its option to extend the Lease Term;

(iii) the Aircraft was delivered on the Delivery Date in accordance with the terms of the Lease;

(iv) the Aircraft is not subject to a sublease;

(v) no Default in respect of the payment of Rent or any Event of Default has occurred and is continuing under the Lease;

(vi) to Lessee’s knowledge and without waiver of or prejudice to any right, remedy or claim it may have, Lessee is not entitled as of the date hereof to any offset against Rent or any other amounts payable under the Lease Documents;

(vii) to Lessee’s knowledge, without waiver of or prejudice to any right, remedy or claim it may have, Lessee as of the date hereof has no claim against, and there are no actions by Lessee against, Assignor with respect to the Aircraft or the Lease Documents;

(viii) without waiver of or prejudice to any right, remedy or claim Lessee may have, Assignor has no unperformed Reserve payment obligations;

(ix) no unrepaired partial loss with a repair cost in excess of ***** or Total Loss has occurred in respect of the Aircraft or Engines;

(x) to Lessee’s knowledge, no notice of assignment of any Security Interest in the Lease has been received by the Lessee or, if the Lessee has received any such notice of assignment, it has subsequently received notice that such Security Interest has been terminated or will be terminated as of the Effective Time;

(xi) Lessee has not prepaid any Rent, the payment of which does not become due until after the Effective Time; and

(xii) Lessee is not subject to any voluntary bankruptcy, insolvency or reorganization proceeding.

Section 14. Assignee Servicer and Assignments. As of and with effect from the Effective Time, Macquarie Aircraft Leasing Services (Ireland) Limited will act as Assignee’s servicer for all matters related to the Lease and the Aircraft (in such capacity as servicer, the “Servicer”). Accordingly, with effect from the Effective Time and until Lessee receives notice from Assignee to the contrary, Lessee shall be entitled to and shall communicate with and deal with Servicer with respect to all matters relating to the Lease and the Aircraft to the exclusion of Assignor and Assignee and may rely on any communication, direction or determination made or purportedly made by Servicer. Subject to the provisions hereof and its rights under the Lease, upon written notice from Assignee, Lessee shall acknowledge and consent to any Security Interest Assignee grants in and to Assignee’s or New Owner’s rights to the Aircraft and under the Lease in the form of Annex 8 or such other form as may be reasonably acceptable to Lessee.

Section 15. Assignment. This Agreement will be binding upon and inure to the benefit of each party hereto and its respective successors and assigns as permitted under the Lease.

Section 16. Notices. Any notices hereunder will be in writing and will be delivered as and in the manner specified in the Assigned Lease Documents. The address of Assignee for notices under the Assigned Lease Documents is, until further notice, as set forth on Annex 2 hereto.

Section 17. Modifications. This Agreement may not be amended or modified except by a written agreement signed by Assignor, Assignee and Lessee; provided that Assignee and Lessee shall be entitled to amend, modify or vary the terms of the Assigned Lease Documents after the Effective Time without reference to or the signature of Assignor.

Section 18. Delivery of Documents by Fax or E-mail. Delivery of an executed counterpart of this Agreement or of any other documents in connection with this Agreement by fax or email will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement or other document by fax or email will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Agreement or such other document will not affect the validity or effectiveness of this Agreement or such other document.

Section 19. Governing Law, Etc. The provisions of the Lease, as amended by this Agreement, with respect to governing law, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Agreement by reference as if such provisions were set forth herein.

Section 20. Further Assurances. Each party hereto agrees that it shall, at any time and from time to time, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as may be reasonably required in order to obtain the full benefits of this Agreement and to implement the rights and powers herein granted.

Section 21. Headings. All section and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Agreement. Any reference to a specific section or paragraph will be interpreted as a reference to such section or paragraph of this Agreement.

Section 22. Invalidity of any Provision. If any of the provisions of this Agreement become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

Section 23. Survival. Notwithstanding anything contained herein to the contrary, all agreements, indemnities, representations and warranties contained in this Agreement shall survive the Effective Time.

IN WITNESS WHEREOF, the parties hereto or their duly authorized representatives have executed this Agreement as of the day and year first herein written.

INTERNATIONAL LEASE FINANCE CORPORATION, as Assignor	MACQUARIE AEROSPACE IRELAND LIMITED as Assignee

By: /s/ Frederick S. Cromer	By:	/s/ Aidan Culchrist
Name: Frederick S. Cromer	Name:	Aidan Culchrist
Title: Chief Financial Officer	Title:	Director

	By:	/s/ James S. Simpson
	Name: Title:	James S. Simpson Director

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V., as Lessee

By:	/s/ Alfonso Ascencio Triujeque
Name:	Alfonso Ascencio Triujeque
Title:	General Counsel

By:	/s/ Fernando Suárez Gerard
Name:	Fernando Suárez Gerard
Title:	Director of Finance, CFO

RECEIPT OF CHATTEL PAPER ORIGINAL

Receipt of the foregoing original counterpart of the Assignment, Assumption and Amendment Agreement dated August 23, 2010 by and among International Lease Finance Corporation as Assignor, Macquarie Aerospace Ireland Limited, as Assignee and Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V. (successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.), as Lessee in respect of that certain Airbus A319-100 aircraft bearing manufacturer’s serial number 3590, constituting the “Chattel Paper Original”, is hereby acknowledged.

MACQUARIE AEROSPACE IRELAND LIMITED

By:	/s/ Aidan Culchrist
Name:	Aidan Culchrist
Title:	Director

By:	/s/ James S. Simpson
Name:	James S. Simpson
Title:	Director

ANNEX 1

LEASE DOCUMENTS

1.	Aircraft Lease Agreement dated as of March 9, 2007 between Concesionaria Vuela Compania de Aviacion, S.A. de C.V. (succeeded by Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V.) (“Volaris”), as lessee and International Lease Finance Corporation (“ILFC”), as lessor.

2.	Estoppel and Acceptance Certificate dated July 22, 2008 by Volaris.

3.	Side Letter #1 to Aircraft Lease Agreement dated as of June 14, 2009 by and between ILFC and Volaris.

4.	Assignment of Rights (Airframe) dated July 22, 2008 between ILFC and Volaris.

5.	Airbus Consent dated July 22, 2008 by Airbus S.A.S. and acknowledged by ILFC and Volaris.

6.	Assignment Agreement (Engines) dated July 22, 2008 among ILFC, Volaris and IAE International Aero Engines AG.

Annex 1-1

ANNEX 2

AMENDMENTS TO LEASE DOCUMENTS

1. Reference. This Annex 2 to the Assignment, Assumption and Amendment Agreement dated as of August 23, 2010, by and among International Lease Finance Corporation, as Assignor, Macquarie Aerospace Ireland Limited, as Assignee and Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V. (successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.), as Lessee (the “Assignment Agreement”) sets forth the amendments to the Aircraft Lease Agreement dated as of March 9, 2007 (as amended and supplemented prior to the date of the Assignment Agreement, between Lessee and Assignor the “Lease”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Lease.

2. Amendments by Operation of Law Not Excluded. The amendments set forth in this Annex 2 hereto are intended to be the only amendments to the Lease to be effected upon the Effective Time except for such amendments to the language and operation of the Lease as are otherwise necessitated and effected by the execution of the Assignment Agreement or upon the effectiveness of the Assignment.

3. Amendments to Certain Definitions.

(a) The definition of “LESSOR” in the preamble of the Lease is deleted in its entirety and replaced with the following:

“MACQUARIE AEROSPACE IRELAND LIMITED, a company organized under the laws of Ireland, whose principal place of business is Level 1, South Bank House, Barrow Street, Dublin 4, Ireland (“LESSOR”).”

(b) The following definitions in Article 2.1 of the Lease are amended:

(i)	The definition of “APU” is amended such that the word “LESSOR” in part (c) of the definition is deleted and replaced with “OWNER”.

(ii)	The definition of “Aviation Documents” is amended such that the word “LESSOR’s” in part (g) of the definition is deleted and replaced with “OWNER’s”.

(iii)	The definition of “Engine” is amended such that the word “LESSOR” in part (c) of the definition is deleted and replaced with “OWNER”.

(iv)	The definition of “LESSOR’s Lien” is amended such that the words “, OWNER, Owner Participant, Lessor’s Lender and/or Servicer” are inserted after the word “LESSOR”.

(v)	The definition of “Operative Documents” is amended such that it also includes “Assignment Agreement” among the list of documents.

Annex 2-1

(vi)	The definition of “Part” is amended such that the word “LESSOR” is deleted each time it appears and is replaced with “OWNER” and such that the words “which is owned by OWNER and (if LESSOR is not the OWNER) leased to LESSOR and leased by LESSOR to LESSEE hereunder” are inserted immediately following the words “or other item of equipment”.

(c) The definition of LESSOR’s Lender in Article 24.3 is amended such that the word “OWNER” is inserted in lieu of the word “LESSOR” in the first line. Article 24.3 is further amended such that the word “OWNER’s” is inserted in lieu of the word “LESSOR’s” in the third line.

4. New Definitions. The following definitions shall be added to Article 2.1 of the Lease in the proper alphabetical order:

(a) ““Assignment Agreement” means the Assignment, Assumption and Amendment Agreement dated as of August 23, 2010 by and among International Lease Finance Corporation, as Assignor, Macquarie Aerospace Ireland Limited, as Assignee, and Lessee as Lessee.”

(b) ““Assumption Agreement” means the Assumption Agreement dated [        ] [            ] 2010 among LESSOR, MBL and LESSEE.”

(c) ““MBL” means Macquarie Bank Limited.”

(d) ““Mortgagee” any entity or entities to which OWNER grants a security interest in the Aircraft ad such entity’s or entities’ successors and assigns provided that LESSOR or OWNER has given notice of any such assignment.”

(e) ““OWNER” means Wells Fargo Bank Northwest, N.A., not in its individual capacity, but solely as owner trustee under MSN 3590 Trust, a national banking association, with its address at 299 South Main Street, MAC: U1228-120, Salt Lake City, Utah 84111, United States of America, the owner of the Aircraft.”

(f) ““Owner Participant” means Macquarie Aerospace Limited.”

(g) ““Servicer” means Macquarie Aircraft Leasing Services (Ireland) Limited or such other person as may be notified to LESSEE by the LESSOR.”

(h) ““Sub-Servicer” means any of Macquarie Aircraft Leasing Services (US), Inc., Macquarie Aircraft Leasing Services (UK) Ltd. and Macquarie Aircraft Leasing Services (Singapore) Pte. Ltd., and each of their respective successors, transferees and assigns.”

(i) ““Tax Indemnitee” means each of LESSOR, OWNER, Owner Participant, Servicer, any Mortgagee, any LESSOR’s Lender and each person with whom any of the foregoing files a consolidated tax return.

Annex 2-2

5. LESSOR’s Bank Account. Articles 1.12 (LESSOR’s Bank Account) and 5.6 (LESSOR’s Bank Account) of the Lease are amended by replacing details of the Lessor’s bank account with the following:

*****

*****

*****

*****

*****

Ref.: MSN 3590

6. Maintenance of Aircraft

(a) In Article 12.4.2, the first, second, fourth and fifth references to “LESSOR” are each replaced with a reference to “OWNER”.

(b) In Articles 12.5 (Removal of Engines) and 12.6 (Removal of APU), each reference to “LESSOR” is replaced with a reference to “OWNER”.

(c) In Articles 12.8.1 and 12.8.2, each reference to “LESSOR” is replaced with a reference to “OWNER”.

(d) In Article 12.8.3, the words “LESSOR’s title” are replaced with the words “OWNER’s title” and the words “neither LESSOR nor its” are replaced with the words “none of LESSOR, OWNER or their”.

(e) In Article 12.9.5, the references to “LESSOR” on the third and penultimate lines are each replaced with a reference to “OWNER”.

7. Title and Registration

(a) In Article 14.1, the first reference to “LESSOR” is replaced with a reference to “OWNER”.

(b) In Article 14.2, the reference to “LESSOR” in the second line is replaced with a reference to “OWNER”, and the words “protect and perfect LESSOR’s interest” are replaced with the words “protect and perfect OWNER’s, LESSOR’s and Owner Participant’s respective interest”.

8. Nameplates.

(a) Article 15.1 of the Lease shall be amended by replacing the description of the legend on the Airframe identification plates with the following:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Annex 2-3

“THIS AIRCRAFT IS OWNED BY WELLS FARGO BANK NORTHWEST, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS OWNER TRUSTEE UNDER MSN 3590 TRUST

MANUFACTURER’S SERIAL NO: 3590”

(b) Article 15.2 of the Lease shall be amended by replacing the description of the legend on the Engine identification plates with the following:

“THIS ENGINE [INSERT MSN] IS OWNED BY WELLS FARGO BANK NORTHWEST, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS OWNER TRUSTEE UNDER MSN 3590 TRUST”

9. Tax Indemnity.

(a) Article 16.1 (General Obligation of LESSEE) of the Lease is amended by adding the words “or the City of Dublin” immediately after the words “the City or County of Los Angeles” and by replacing each reference to “LESSOR” with a reference to “each Tax Indemnitee”.

(b) Article 16.2(a) of the Lease is amended by adding after the words “the City or County of Los Angeles” the words “the City of Dublin or the Republic of Ireland or any political subdivision thereof”.

(c) Articles 16.2(a), 16.2(e), 16.2(g), 16.2(h), 16.2(i), 16.2(j), 16.3, 16.4, 16.5, 16.6, and 16.7 are amended by replacing each reference to “LESSOR” with a reference to “any Tax indemnitee”.

(d) Articles 16.2(d) is amended such that the first, second, fourth, and fifth references to “LESSOR” are each replaced with a reference to “any Tax indemnitee”.

(e) Articles 16.2(c), 16.2(h), and 16.5 are amended by replacing each reference to “LESSOR’s” with a reference to “each Tax Indemnitee’s”.

10. General Indemnity. Article 17.1 of the Lease is amended by replacing the words “LESSOR and its” with the words “LESSOR, OWNER, MBL, Servicer and their respective”.

11. Insurance. Article 18.4 is amended by replacing “LESSOR” with “OWNER” in the second line.

12. Loss, Damage and Requisition

(a) Article 19.4 (Surviving Engine(s)) is amended by replacing the words “LESSOR will transfer all its” with “LESSOR shall procure the transfer of all” and by deleting the words “on the part of LESSOR”.

(b) Articles 19.5.1 is amended by replacing the first occurrence of “LESSOR” with “OWNER” and by deleting the words “by LESSOR”.

Annex 2-4

(c) Article 19.5.2 is amended by replacing the second occurrence of “LESSOR” with “OWNER”.

(d) Articles 19.6.1 is amended by replacing the first occurrence of “LESSOR” with “OWNER” and by deleting the words “by LESSOR”.

(e) Article 19.6.2 is amended by replacing the second occurrence of “LESSOR” with “OWNER”.

13. Return of Aircraft. Article 23.9.13 is amended by replacing the first occurrence of “LESSOR’s” with “OWNER’s”.

14. Assignment.

(a) Article 24.2.1 is amended by replacing the words “LESSOR may” with “LESSOR or OWNER may, in each case subject to the terms, conditions and limitations set forth in this Article 24”.

(b) Article 24.2 is amended by adding the following provision as Article 24.2.3: “Any assignment, conveyance, transfer or other disposition by Owner and/or Owner Participant of all or any of their respective right, title and interest in, to or under the Lease and/or other Operative Documents and/or the Aircraft shall be subject to the terms, conditions and restrictions of this Article 24 to the same extent and with the same effect as if the same were an assignment, conveyance, transfer or other disposition of any or all of Lessor’s right, title or interest herein or in any other Operative Document or in respect of the Aircraft.”

(c) Article 24.4 (LESSEE Cooperation) is amended by adding to the end of the second sentence thereof the words “and executing and delivering a Lessee Acknowledgement substantially in the form of Annex 8 to the Assignment Agreement”.

15. Defaults of Lessee.

(a) Article 25.3(e) is amended by replacing “LESSOR” with “LESSOR and OWNER”.

(b) Article 25.6(c) is amended by replacing the words “LESSOR elects” with the words “LESSOR and OWNER elect” and by replacing reference to “LESSOR” in the fifth line with the words “LESSOR and OWNER”.

(c) Article 25.6(f) is amended by replacing “LESSOR’s” with the words “LESSOR’s or OWNER’s”.

16. Notices. Article 26.2 of the Lease shall be amended by replacing the address information relating to the Lessor set forth therein with the following:

MACQUARIE AEROSPACE IRELAND LIMITED

Level 1, South Bank House

Barrow Street

Dublin 4

Annex 2-5

Ireland

Attn: Aircraft Portfolio Administration

Fax: +353 1 238 3299

E-mail: notices@macquarie.aero

with a copy to:

Macquarie Aircraft Leasing Services (Ireland) Limited

Level 1, South Bank House

Barrow Street

Dublin 4

Ireland

Attn: Aircraft Portfolio Administration

Fax: +353 1 238 3299

Macquarie Aircraft Leasing Services (US), Inc.

Suite 200

Two Embarcadero Center

San Francisco, CA 94111

Attn: Contracts Management Group

Fax: +1 415 829 6899

Macquarie Bank Limited

Corporate and Asset Finance Group

1 Martin Place

Sydney, NSW 2000

Australia

Attn: Peter Stokes

Fax: +61 2 8232 6013

17. Arbitration. Article 27 is deleted in its entirety and all references thereto in the Lease shall have no further effect.

18. Governing Law and Jurisdiction.

(a) Article 28.1 (California Law) is deleted in its entirety and replaced with the following:

“New York Law. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.”

Annex 2-6

(b) Article 28.2 (Non-Exclusive Jurisdiction in California) is deleted in its entirety and replaced with the following:

“Non-exclusive Jurisdiction in New York. The parties hereto hereby irrevocably consent to the non-exclusive jurisdiction of the New York State Supreme Court, New York County or the United States Federal District Court for the Southern District of New York, and each party agrees to comply with all requirements necessary to effect the intent of this Article 28.2. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to such party at is respective address applicable pursuant to Article 26 (Notices). The provisions of this subsection (i) shall not limit the rights of any party to serve process in any other manner permitted by law or to obtain execution of judgment in any jurisdiction.”

(c) Article 28.3 (Protection of Interest in the Aircraft) is amended by deleting the words “NOTWITHSTANDING ANYTHING TO THE CONTRARY IN ARTICLE 27”.

(d) Article 28.4 is amended by replacing part (c) with “(c) the New York State Supreme Court, New York County or the United States Federal District Court for the Southern District of New York.”

(e) Article 28.6 is amended by deleting the phrase “in accordance with Section 415.40 of the California Code of Civil Procedure”.

(f) Article 28.8 is amended by replacing the words “California (notwithstanding the conflict Laws of the State of California)” with the words “New York” and by replacing the words “Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles” with the words “New York State Supreme Court, New York County or the United States Federal District Court for the Southern District of New York”.

Annex 2-7

ANNEX 3

FORM OF CONFIRMATION OF EFFECTIVE TIME

TO BE INTENTIONALLY OMITTED FOR FAA FILING PURPOSES

            , 2010

Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V.

Re: Confirmation of Effective Time

Ladies & Gentlemen:

Reference is hereby made to the Assignment, Assumption and Amendment Agreement dated as of August 23, 2010 by and among International Lease Finance Corporation, as Assignor, Macquarie Aerospace Ireland Limited, as Assignee, and Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V. (successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.), as Lessee (the “Assignment Agreement”) pertaining to one (1) Airbus A319-100 aircraft bearing manufacturer’s serial number 3590 and registration mark N504VL. Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Assignment Agreement, unless specifically defined herein.

In accordance with Section 2 of the Assignment Agreement, the undersigned hereby confirm to Lessee that the sale of the Aircraft to New Owner and the Assignment occurred today, [            ] [        ], 2010 (Time:             [Pacific time]) (the “Effective Time”).

Each of Existing Lessor and, by its acknowledgement below, Lessee hereby confirms that, as of the Effective Time, the Reserve rates and the Reserve balances held by Assignor pursuant to the terms and conditions of the Lease are as follows:

Type of Reserves	Rate of Reserves	Reserve Balances
Airframe Reserves (6 Year Check):	***** calendar month	US$[______]
Airframe Reserves (12 Year Check):	***** per calendar month	US$[______]
Engine Performance Restoration Reserves for MSN V13000:	***** per Engine flight hour	US$[______]
Engine Performance Restoration Reserves for MSN V13002:	***** per Engine flight hour	US$[______]
Engine LLP Reserves for MSN V13000:	***** per Engine cycle	US$[______]
Engine LLP Reserves for MSN V13002:	***** per Engine cycle	US$[______]
Landing Gear Reserves:	***** per calendar month	US$[______]
APU Reserves:	***** per APU hour	US$[______]

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Annex 3-1

Sincerely,

INTERNATIONAL LEASE FINANCE CORPORATION

By:
Name:
Title:

MACQUARIE AEROSPACE IRELAND LIMITED

By:
Name:
Title:

Lessee hereby acknowledges receipt of the above Confirmation and (i) confirms the satisfaction or waiver of each of the conditions set forth in Annex 5 to the Assignment Agreement, (ii) confirms the Reserve rates and the Reserve balances held by Assignor pursuant to the terms and conditions of the Lease as specified above, and (iii) agrees to the effectiveness of the Assignment and the amendments to the Lease set forth in the Assignment Agreement, including Annex 2 thereto (each in accordance with the terms hereof and subject to the provisions of Article 24 of the Lease).

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A.P.I. DE C.V.

By:
Name:
Title:

By:
Name:
Title:

Annex 3-2

ANNEX 4

INSURANCE INFORMATION

I.	CONTRACT PARTIES

A.	New Owner and Headlessor:

Wells Fargo Bank Northwest, N.A., not in its individual capacity, but solely as owner trustee under MSN 3590 Trust (“Owner Trustee”)

299 South Main Street

MAC: U1228-120

Salt Lake City, Utah 84111

United States of America

Fax: +1 801-246-5053

B.	Assignee and Lessor

Macquarie Aerospace Ireland Limited (“MAL Ireland”)

Level 1, South Bank House

Barrow Street

Dublin 4

Ireland

Fax: +353 1 238 3299

C.	Owner Participant:

Macquarie Aerospace Limited

Level 1, South Bank House

Barrow Street

Dublin 4

Ireland

Fax: +353 1 238 3299

Annex 4-1

D.	Macquarie Aircraft Leasing Services (Ireland) Limited (“Servicer”)

E.	Macquarie Aircraft Leasing Services (US), Inc. (MALSUS), Macquarie Aircraft Leasing Services (UK) Ltd. (MALSUK) and Macquarie Aircraft Leasing Services (Singapore) Pte. Ltd. (MALSSING), as Servicer Delegates

F.	Macquarie Bank Limited

G.	Prior Lessor and Assignor

International Lease Finance Corporation (“ILFC”)

10250 Constellation Boulevard, 34th Floor

Los Angeles, California 90067

U.S.A.

Attention: Legal Department

Fax: 310 788 1990

Telephone: 310 788 1999

and, in respect of Legal Liability Insurances, Wells Fargo Bank Northwest, National Association (in its individual capacity), Macquarie AirFinance Ltd, and the above Contract Parties, and each of their respective successors and permitted assigns and transferees and each of their respective subsidiaries, shareholders, affiliates, directors, officers, agents, employees and servants, and, in the case of any trustee or security trustee, the institution in its individual capacity acting as such

II.	CONTRACTS:

A.	Aircraft Lease Agreement dated as of March 9, 2007 between Concesionaria Vuela Compania de Aviacion, S.A. de C.V. (succeeded by Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V.) (“Volaris”) and MAL Ireland as assignee of ILFC pursuant to the Assignment, Assumption and Amendment Agreement dated as of August 23, 2010 between and among ILFC, MAL Ireland and Volaris, as supplemented and amended from time to time.

B.	Assignment, Assumption and Amendment Agreement dated as of August 23, 2010 between and among ILFC, as Assignor, MAL Ireland, as assignee and Volaris, as lessee.

C.	Aircraft Sale Agreement dated as of April 13, 2010 between International Lease Finance Corporation and Macquarie Aerospace Limited

D.	Head Lease Agreement dated as of [ ] [ ], 2010 between Owner Trustee and MAL Ireland.

E.	Trust Agreement dated as of [ ] between the Owner Trustee and Owner Participant.

Annex 4-2

F.	Assumption Agreement dated [ ] among Lessee, Lessor and Macquarie Bank Limited.

G.	Servicing Agreement dated as of April 29, 2010 among Owner Participant, the Servicer and certain other entities as more particularly described therein.

H.	Servicer Delegate Agreement dated as of April 29, 2010 between the Servicer and MALSUS.

I.	Servicer Delegate Agreement dated as of April 29, 2010 between the Servicer and MALSUK.

J.	Servicer Delegate Agreement dated as of April 29, 2010 between the Servicer and MALSSING.

Annex 4-3

ANNEX 5

LESSEE CONDITIONS PRECEDENT

On or before the Effective Time, the following conditions shall have been satisfied or waived by Lessee:

a.	Lessee shall have received the following, all of which shall be in the English language and be reasonably satisfactory in form and substance to Lessee:

i.	an incumbency certificate or power of attorney or equivalent corporate authority, as the case may be, of Assignor naming the person or persons authorized to execute this Agreement and the documents delivered in connection herewith;

ii.	an incumbency certificate or power of attorney or equivalent corporate authority, as the case may be, of Assignee naming the person or persons authorized to execute this Agreement and the documents delivered in connection herewith; and

iii.	with respect to Assignee, a certificate of tax residency in Ireland.

b.	Lessee shall have received from Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as First Lien Security Trustee, Second Lien Security Trustee, Third Lien Security Trustee and Fourth Lien Security Trustee, a Notice of Removal and Discharge substantially in the form of Annex 6 hereto.

c.	Lessee shall have received from Macquarie Aerospace Limited a guarantee substantially in the form of Annex 11 hereto.

d.	The deregistration power of attorney originally issued by Lessee shall have been marked “cancelled” and returned to Lessee. For purposes of closing the transaction contemplated hereby, a copy of the cancelled original deregistration power of attorney sent to Lessee via facsimile on the Closing Date shall suffice, provided the original, marked “cancelled”, is delivered to Lessee via international express courier within seven (7) Business Days after the Closing Date.

e.	Lessee shall have received an executed Letter of Quiet Enjoyment from New Owner substantially in the form attached hereto as Annex 9.

f.	Lessee shall have received from Lessor and Macquarie Bank Limited an Assumption Agreement substantially in the form of Annex 12 hereto.

Annex 5-1

ANNEX 6

NOTICE OF REMOVAL AND DISCHARGE

From: Wells Fargo Bank Northwest, National Association, as First Lien Security Trustee, Second Lien Security Trustee, Third Lien Security Trustee and Fourth Lien Security Trustee (collectively, the “Security Trustees”)

To: Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V. (the “Lessee”)

Date: [            ] [        ], 2010

Re:	Aircraft Lease Agreement dated as of March 9, 2007, currently between International Lease Finance Corporation (the “Lessor”) and Lessee (as successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.) (as the same may be amended, supplemented or otherwise modified, the “Lease”) relating to an Airbus A319-100 aircraft bearing manufacturer’s serial number 3590 (the “Aircraft”).

The purpose of this letter is to notify you that (i) the Aircraft has been removed as of             from International Lease Finance Corporation’s facility provided by an AIG affiliate with funding provided to the AIG affiliate by the Federal Reserve Bank of New York, (ii) all encumbrances and liens in favor of the Security Trustees are hereby released and discharged and (iii) any and all payments due under the Lease shall cease to be paid to the following account:

[INSERT ACCOUNT DETAILS FROM PRIOR NOTICE]

Very truly yours,

WELLS FARGO BANK NORTHWEST, NATIONAL

ASSOCIATION, not in its individual capacity but solely

as First Lien Security Trustee, Second Lien Security Trustee,

Third Lien Security Trustee and Fourth Lien Security Trustee

By:
Name:
Title:

Confirmed and Acknowledged

International Lease Finance Corporation

By:
Name:
Title:

Annex 6-1

ANNEX 7

FEDERAL AVIATION ADMINISTRATION CONVEYANCE AND ENGINE THRUST

INFORMATION

•

Aircraft Lease Agreement dated as of March 9, 2007 between International Lease Finance Corporation, as lessor and Concesionaria Vuela Compania de Aviacion, S.A. de C.V. (succeeded by Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V.) (“Volaris”), as lessee, with Estoppel and Acceptance Certificate dated July 22, 2008 by Volaris attached thereto, with respect to the Airframe and the Engines (collectively, the “Lease”), which Lease was filed with the FAA as one instrument on July 22, 2008, and assigned conveyance number SB001783.

Annex 7-1

ANNEX 8

FORM OF LESSEE ACKNOWLEDGEMENT

From:	MACQUARIE AEROSPACE IRELAND LIMITED (the “Lessor”)
[NAME OF SECURITY TRUSTEE] (the “Security Trustee”)

To:	CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A.P.I. DE C.V. (the “Lessee”)

[            ] [        ], 2010

Dear Sirs:

We refer to the lease agreement dated March 9, 2007 currently between Lessor and Lessee (as successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.) (as supplemented and amended from time to time, the “Lease Agreement”) relating to one Airbus A319-100 with manufacturer’s serial number 3590 (together with the engines described in the Lease Agreement, the “Aircraft”) together with all related agreements (including, without limitation, any supplements or amendments) entered into in connection with, or relating to, the lease of the Aircraft and any letter of credit related thereto (together with the Lease Agreement, the “Lease Documents”);

All terms defined in the Lease Agreement (including terms expressly defined therein or by reference to another document or otherwise), unless the context otherwise requires, have the same meanings in this Lessee Acknowledgement (this “Acknowledgment”).

We hereby notify you, and for good and valuable consideration, the receipt of which is hereby acknowledged, you acknowledge and agree to the following:

1. By the Security Agreement made [DATE OF SECURITY AGREEMENT] (the “Security Agreement”) between, inter alios, the Lessor (as assignor) and the Security Trustee, the Lessor has assigned and encumbered to the Security Trustee, as security, all of its right, title and interest in and to all of its rights, title and interests, present and future, actual or contingent, in and to, inter alia the Lease Documents (other than in relation to the Excluded Property (as defined below)) and all other rights and benefits whatsoever accruing to it under the Lease Documents (collectively, the “Lease Assignment Documents”). By execution of the acknowledgement to this Acknowledgment you hereby consent, effective as of the date hereof, to the security assignment in favor of the Security Trustee described in the preceding sentence. In this Acknowledgment, “Excluded Property” means all right, title and interest, present or future (actual or contingent) of the Lessor in and to the operational indemnities contained in the Lease Documents, to the extent such indemnities are given expressly for the benefit of the Lessor or any of its directors, officers, employees, servants or agents only.

2. Until the Security Trustee serves a Relevant Notice (as defined below) on you, you shall continue to (a) deal directly with the Lessor in respect of the Lease Documents and the other Lease Assignment Documents to which you are party and (b) make payments as provided in the Lease Agreement.

Annex 8-1

3. If the Security Trustee delivers to you a written notice that it has exercised its rights under the Security Agreement (a “Relevant Notice”), then you shall thereafter perform, observe and comply with all terms of the Lease Documents and the other Lease Assignment Documents to which you are party for the benefit of the Security Trustee as if the Security Trustee were named in place of the Lessor as a party to the Lease Assignment Documents. After the Security Trustee delivers any Relevant Notice, you shall not recognize the exercise by the Lessor of any of its rights and powers under the Lease Assignment Documents unless and until requested to do so by the Security Trustee.

4. Save as expressly provided herein, we hereby confirm that none of your rights and obligations under the Lease Documents will be affected (including, without limitation, any obligations in respect of the payment of Rent, Reserves, Taxes or other amounts due and payable under the Lease) as a result of (a) the giving of this Acknowledgment or any Relevant Notice; or (b) the execution of the Lease Assignment.

5. This Acknowledgment is governed by New York law.

This Acknowledgment and the authorizations and instructions contained in this Acknowledgment are irrevocable unless and until you receive written notice to the contrary from the Security Trustee. This Acknowledgment and the instructions contained herein cannot be amended or modified without the written consent of the Security Trustee and the Lessor. The Security Trustee shall, in exercising any right, privilege or remedy under or in respect of the Lease be bound by and exercise the same in accordance with the terms of the Lease and, to the extent it receives any sums, whether of Rent, proceeds of Insurances, Reserves or otherwise, shall hold, invest, apply, retain and reimburse such sums as provided in the Lease but otherwise shall have no liability for the performance of, any other of the Lessor’s obligations under the Lease Assignment Documents unless expressly agreed to in writing by the Security Trustee.

By its signature below, Lessee expressly acknowledges receipt of the Acknowledgment and expressly and irrevocably agrees to the provisions contained in this Acknowledgment, including paragraph 3 hereof.

[Signature Page Follows]

Annex 8-2

Yours faithfully,

FOR AND ON BEHALF OF MACQUARIE AEROSPACE IRELAND LIMITED (as Lessor)

For and on behalf of [NAME OF SECURITY TRUSTEE] (as Security Trustee)

ACKNOWLEDGED AND AGREED this day of , 20 CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A.P.I. DE C.V. (as Lessee) By: Name: Title: By: Name: Title:

Annex 8-3

ANNEX 9

FORM OF LETTER OF QUIET ENJOYMENT

[            ] [        ], 2010

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A.P.I. DE C.V.

Prolongación Paseo de la Reforma #490

Piso 1 (Edificio GE)

Col. Santa Fe Peña Blanca

Del. Álvaro Obregón

01210 México, D.F.

México

Ladies and Gentlemen:

We confirm that we have received a copy and are aware of the terms of Aircraft Lease Agreement, dated March 9, 2007, as amended from time to time (the “Lease”), between Macquarie Aerospace Ireland Limited (“Lessor”) and yourselves (as successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.) concerning that certain Airbus A319-100 aircraft bearing manufacturer’s serial number 3590 (the “Aircraft”). Words and expressions defined in the Lease shall have the same respective meanings when used in this letter.

By a Security Agreement dated as of [DATE OF SECURITY AGREEMENT] and acceded to by the Lessor on [            ] (the “Security Agreement”) among, amongst others, Lessor and [NAME OF SECURITY TRUSTEE], as Security Trustee (“Security Trustee”), Lessor has assigned to the Security Trustee, as security, all of its rights, title and interest in, to and under the Lease and the other Collateral (as defined in the Security Agreement), including certain insurance proceeds.

We hereby confirm that so long as no Default or Event of Default shall have occurred and be continuing, we will not, through our own actions or through the actions of others lawfully claiming through or under us, interfere with your quiet, peaceful use, possession and enjoyment of the Aircraft in accordance with the terms of the Lease.

[Signature Page Follows]

Annex 9-1

Very truly yours,

[NAME OF SECURITY TRUSTEE]
(as Security Trustee)

Annex 9-2

ANNEX 10

ASSIGNOR, ASSIGNEE AND LESSEE REPRESENTATIONS AND WARRANTIES

TO BE INTENTIONALLY OMITTED FOR FAA FILING PURPOSES

(d) Assignor, Assignee and Lessee hereby agree and acknowledge that immediately prior to the Effective Time, Assignor holds a cash Security Deposit in the amount of ***** pursuant to the terms and conditions of the Lease and that from and after the Effective Time, Assignee is deemed to have received and shall hold (subject to and in accordance with the provisions of the Lease) such Security Deposit;

(e) Assignor, Assignee and Lessee Acknowledgment. Assignor, Assignee and Lessee hereby agree and acknowledge as of the Effective Time that Rent under the Lease is ***** per month; and

(f) The Reserve Rates and balance of the reserve accounts as of             , 2010 are as set forth in Annex 3 hereof and as of the Effective Time such amounts shall be deemed to have been received by and shall be held by Assignee subject to and in accordance with the relevant provisions of the Lease.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Annex 10-1

ANNEX 11

FORM OF GUARANTEE

THIS GUARANTEE AND UNDERTAKING (this “Guarantee”) is made on this [            ] day of [            ] 2010, between:

(1) MACQUARIE AEROSPACE LIMITED, a company incorporated under the laws of Bermuda (“MAL”); and

(2) CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A.P.I. DE C.V., a company incorporated under the laws of Mexico (“Lessee”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Clause 1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Guarantee and shall be equally applicable both to the singular and plural forms of the terms defined. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Lease (as defined below).

“Assumption Agreement” means the assumption agreement dated [            ], among MBL, Lessor and Lessee.

“Lease” means the Aircraft Lease Agreement, dated as of March 9, 2007 between Lessor and Lessee (as successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.), pursuant to which Lessor has leased to Lessee one (1) Airbus A319-100 aircraft bearing manufacturer’s serial number 3590 and FAA registration mark N504VL together with two (2) IAE International Aero Engines AG V2524-A5 engines bearing manufacturer’s serial numbers V13000 and V13002.

“Lessor” means Macquarie Aerospace Ireland Limited, a company incorporated under the laws of Ireland.

“New Owner” means Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as owner trustee of MSN 3590 Trust.

“MBL” means Macquarie Bank Limited, a company with limited liability with Australian Business Number 46 008 583 543 incorporated under the laws of Australia.

Clause 2. Representations and Warranties of MAL. MAL represents and warrants that:

2.1 this Guarantee constitutes a valid and binding agreement of MAL. MAL is duly incorporated, validly existing and in good standing under the laws of Bermuda. The transactions contemplated hereby and the execution, delivery and performance of this Guarantee by MAL (i) have been duly authorized by all necessary corporate action of MAL and (ii) are within MAL’s power and authority and do not and will not violate the constitutional documents of MAL, any applicable law, rule, regulation, judgment or court order or any provision in any existing agreement binding on MAL;

Annex 11-1

2.2 all authorizations, consents, registrations and notifications required to be obtained by MAL in connection with the entry into, performance, validity and enforceability of this Guarantee and the transactions contemplated by this Guarantee, have been (or will on or before the date hereof have been) obtained or effected (as appropriate) and are (or will be on their being obtained or effected) in full force and effect; and

2.3 on or prior to the date of this Guarantee, MAL has not and does not anticipate the need to (i) commence a voluntary case or other proceeding, or become subject to an involuntary case or other proceeding, seeking liquidation, reorganization, adjudication as bankrupt, winding-up, or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property; (ii) consent to any relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it; (iii) sell, assign, transfer all or a material part of its assets; (iv) admit in writing its inability to pay its debts generally as they come due; (v) make a general assignment for the benefit of creditors; (v) cease to operate its business as a going concern; or (vi) commence any corporate action to authorize any of the foregoing.

Clause 3. Guarantee.

3.1 MAL, with effect from the date hereof, hereby unconditionally and irrevocably guarantees to Lessee the prompt payment and performance of Lessor’s obligations to Lessee under the Lease, and compliance by Lessor with, all obligations, covenants, terms, conditions and undertakings of Lessor contained in the Lease and the Operative Documents to which Lessor is a party in accordance with the terms thereof; provided, however, that such guarantee specifically excludes any and all obligations expressly assumed by MBL pursuant to the Assumption Agreement (such obligations of Lessor being referred to as the “Guaranteed Obligations”); and

3.2 MAL undertakes to Lessee that, if Lessor does not perform any of the Guaranteed Obligations when required to do so, it shall within two (2) Business Days of written demand from Lessee procure the performance by Lessor or perform itself the relevant Guaranteed Obligation.

3.3 MAL as a principal obligor and as a separate and independent stipulation shall indemnify Lessee upon written demand against any loss, liability or cost or expense suffered by Lessee (including reasonable attorneys’ fees and disbursements reasonably incurred by Lessee in the enforcement of this Guarantee) if (i) it does not perform the Guaranteed Obligations; and (ii) if any obligation guaranteed by it becomes unenforceable, void or illegal.

3.4 The guarantee set out in this Clause 3 shall be automatically terminated, without the requirement for any further action by any party, with effect from the occurrence of any transfer by Lessor of its rights and obligations under the Lease in conformity with Article 24 of the Lease, and MAL shall have no further liability or obligation hereunder with effect from such transfer save in respect of any liabilities or obligations arising prior to such transfer and any liabilities and obligations arising in connection with any rights retained by MAL, and save as expressly set out herein.

Annex 11-2

3.5 MAL shall not permit Lessor or New Owner to act or refrain from acting in any manner contrary to the provisions of the Lease.

Clause 4. Release. Once all the Guaranteed Obligations have been satisfied in full and MAL does not have any further actual or contingent liabilities thereunder, Lessee shall irrevocably and unconditionally release and discharge MAL from this Guarantee.

Clause 5. Miscellaneous.

5.1 Governing Law. THIS GUARANTEE SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

5.2 Successors and Assigns. The terms of this Guarantee shall be binding on, and inure to the benefit of, Lessee and MAL and their respective permitted successors and assigns.

5.3 Waiver of Notice and Defense. Except as provided in Clause 3.2, MAL hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Guaranteed Obligations or any part of them, and any defense arising by reason of any disability or other defense.

5.4 Jurisdiction. The parties agree that the courts of the United States District Court for the Southern District of New York, or any court sitting in the county of New York, New York, are to have non-exclusive jurisdiction to settle any disputes (including claims for set-off and counterclaims) which may arise in connection with the legal relationships established by this Guarantee or otherwise arising in connection with this Guarantee. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction. MAL further consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient or inappropriate court and agrees not to plead or claim the same.

5.5 Severability. Should any one or more of the provisions of this Guarantee be held to be invalid, illegal or unenforceable in any jurisdiction, the same shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity, illegality or unenforceability of a particular provision in a particular jurisdiction shall not render such provision invalid, illegal or unenforceable in any other jurisdiction.

5.6 Waivers, Amendments and Variations in Writing. The provisions of this Guarantee shall not be capable of being waived, amended or varied otherwise than by an express waiver or amendment in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver, amendment or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on Lessee’s part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension of any variation or amendment of any such right.

Annex 11-3

5.7 Notices. All notices and other communications under, or in connection with, this Guarantee will, unless otherwise stated, be given and will become effective in the same manner as provided in Article 26 of the Lease.

The notice details of MAL are as follows:

Address:	c/o Macquarie Aircraft Leasing Services (Ireland) Limited Level 1, South Bank House Barrow Street Dublin 4 Ireland
Fax:	+353 1 238 3299
Attention:	Contracts Management Group

With a copy to:

Address:	Macquarie Aircraft Leasing Services (US) Inc. Two Embarcadero Center, Suite 200 San Francisco, CA 94111 U.S.A.
Fax:	+ 1 415 829 6899
Attention:	Contracts Management Group

*     *     *

Annex 11-4

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guarantee on the date shown at the beginning of this Guarantee.

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.	MACQUARIE AEROSPACE LIMITED

By:	By:
Name:	Name:
Title:	Title:

By:
Name:
Title:

Annex 11-5

ANNEX 12

FORM OF ASSUMPTION AGREEMENT

Assumption Agreement

Date	[Insert Date]

Parties

1.	Macquarie Aerospace Ireland Limited, a company duly organized and validly existing under the laws of Ireland having its registered office at Level 1, South Bank House, Barrow Street, Dublin 4, Ireland (Lessor);

2.	Macquarie Bank Limited ***** of No. 1 Martin Place, Sydney, NSW 2000 (MBL); and

3.	Concesionaria Vuela Compania de Aviacion, S.A.P.I. de C.V., a company duly organized and validly existing under the laws of Mexico having its office at Prolongación Paseo de la Reforma #490, Piso 1 (Edificio GE), Col. Santa Fe Peña Blanca, Del. Álvaro Obregón, México, D.F., México 01210 (Lessee)

It is agreed as follows.

1.	Interpretation

1.1	Definitions

The following definitions apply unless the context requires otherwise.

Aircraft means the A319-100 Aircraft bearing manufacturer’s serial number 3590 and United States registration mark N504VL.

Assumed Obligations means Lessor’s payment obligation under Articles 5.1.3 and 13 of the Lease, in each case which are existing on the date of this Assumption Agreement or which are incurred or become due at any time pursuant to and in accordance with the terms and conditions of the Lease.

Lease means the Aircraft Lease Agreement, dated as of March 9, 2007, as amended from time to time between Lessor and Lessee (as successor to Concesionaria Vuela Compania de Aviacion, S.A. de C.V.).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Operative Document has the meaning given to it in the Lease.

1.2	Interpretation

Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

(a)	The singular includes the plural and the converse.

(b)	A gender includes all genders.

(c)	Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d)	A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

(e)	A reference to a party to this Assumption Agreement or another agreement or document includes the party’s successors and permitted substitutes or assigns.

(f)	Clause headings are for ease of reference only.

(g)	A reference to (or to any specified provision of) this Assumption Agreement, any other Operative Document or any other document shall be construed as a reference to this Assumption Agreement, such other Operative Document, that provision or that document as in force for the time being and as amended, supplemented, modified, varied, assigned, novated or otherwise transferred in accordance with the terms applicable thereto or, as the case may be, with the agreement of the relevant parties, except to the extent prohibited by this Assumption Agreement.

(h)	A reference to applicable law includes (i) applicable laws, statues, decrees, decree-laws, acts, codes, legislation, treaties, conventions and similar instruments and, in respect of any of the foregoing, any instrument passed in substitution therefore or for the purposes of consolidation thereof with any other instrument or instruments, in each case, as amended, modified, varied or supplemented from time to time, (ii) applicable final judgements, orders, determinations or awards of any court from which there is no right of appeal or if there is a right of appeal such appeal is not prosecuted within the allowable time, and (iii) applicable orders, guidelines, notice, rules and regulations of any Government Entity.

1.3	Operative Document

This Assumption Agreement is an Operative Document for the purpose of the Lease.

2.	Effect

With effect on and from the date of this Assumption Agreement and for good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge:

(a)	MBL assumes the Assumed Obligations, and shall be substituted for Lessor under each Operative Document to the extent it applies to the Assumed Obligations, as if it had originally been a party to such Operative Document instead of Lessor; and

(b)	MBL (i) is bound by and will comply with the provisions of each Operative Document to the extent it applies to the Assumed Obligations, (ii) assumes Lessor’s obligations and liabilities under and in relation to each Operative Document to the extent they apply to the Assumed Obligations, and (iii) enjoys all the rights and benefits of Lessor under the Operative Documents to the extent they apply to the Assumed Obligations.

(c)	MBL will not be liable for any payment owed to Lessee under an Operative Document which does not arise from or relate to the Assumed Obligations.

(d)	Subject to the provisions of (a) through (c) above, Lessor is irrevocably and unconditionally discharged and released from the Assumed Obligations;

3.	Automatic release

Once all the Assumed Obligations have been irrevocably and unconditionally satisfied in full and MBL does not have any further actual or contingent liabilities thereunder, Lessee shall irrevocably and unconditionally release and discharge MBL from this Assumption Agreement.

4.	Governing law

(a)	This Assumption Agreement is governed by the laws of New York.

(b)	The parties hereto hereby irrevocably consent to the non-exclusive jurisdiction of the New York State Supreme Court, New York County or the United States Federal District Court for the Southern District of New York. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

Each of the attorneys executing this Assumption Agreement states that the attorney has no notice of revocation of the attorney’s power of attorney.

MACQUARIE AEROSPACE IRELAND LIMITED, as Lessor

By:
Name: Title:

MACQUARIE BANK LIMITED

By:
Name: Title:

By:
Name: Title:

CONCESIONARIA VUELA COMPANIA DE AVIACION, S.A.P.I. DE C.V., as Lessee

By:
Name: Title:

By:
Name: Title: